SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

ADVANCED BIOTHERAPY, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

OUTSTANDING SECURITIES AND VOTING RIGHTS
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
OTHER MATTERS
AVAILABLE INFORMATION
APPENDIX A
APPENDIX B

ADVANCED BIOTHERAPY, INC.
6355 TOPANGA CANYON BOULEVARD, SUITE 510
WOODLAND HILLS, CALIFORNIA 91367

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 13, 2001

TO THE STOCKHOLDERS OF ADVANCED BIOTHERAPY, INC.:

     The Annual Meeting of Stockholders of Advanced Biotherapy, Inc., a Delaware corporation (the “Company”), will be held on Thursday, December 13, 2001, at 2:00 p.m. local time at the Woodland Hills Marriott, 21850 Oxnard Street, Woodland Hills, California 91367, for the following purposes:

1. To elect eight (8) directors to hold office until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified, or until death, resignation or removal.

2. To approve the adoption of the Company’s 2000 Omnibus Equity Incentive Plan.

3. To approve a reverse stock split in a range not to exceed a one-for-ten reverse split, i.e., at a ratio of at least 1:10, provided such reverse stock split shall not be adopted unless a Significant Transaction shall have occurred and the Board of Directors makes a determination within three (3) years after the Annual Meeting that such stock split is in the best interest of the Company’s stockholders, which transaction and determination have not occurred.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on October 15, 2001, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Only stockholders of record as of the close of business on such date are entitled to notice of and to vote in person or by proxy at the Annual Meeting.

Sincerely, Edmond Buccellato Edmond Buccellato President and Chief Executive Officer

October     , 2001

All stockholders are invited to attend the Annual Meeting in person, but even if you expect to be present at the Annual Meeting, sign, date and return the enclosed proxy card as promptly as possible in the postage-paid envelope provided. Returning a signed proxy will not prevent you from attending the Meeting and voting in person if you so desire.

ADVANCED BIOTHERAPY, INC.

PROXY STATEMENT
October ___, 2001

General

     The enclosed proxy is solicited by the Board of Directors of Advanced Biotherapy, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held on Thursday, December 13, 2001, at 2:00 p.m. local time (the “Annual Meeting”), and at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Woodland Hills Marriott, 21850 Oxnard Street, Woodland Hills, California 91367. This Proxy Statement and accompanying proxy card are being mailed to the stockholders of the Company, on or about October      , 2001.

OUTSTANDING SECURITIES AND VOTING RIGHTS

     The only class of voting securities of the Company is its common stock, par value $.001 per share (the “Common Stock”). Only holders of record of the Company’s Common Stock at the close of business on October 15, 2001 (the “Record Date”), will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the Company had 39,848,265 shares of Common Stock outstanding. Each share of Common Stock outstanding as of the Record Date is entitled to one vote at the Annual Meeting.

     As of the Record Date, there were approximately 3,500 beneficial owners, according to information provided by American Stock Transfer & Trust Co., the stock transfer agent of the Company.

     The nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of directors by the shares present, in person or by proxy, shall be elected directors. Holders of Common Stock are not allowed to cumulate their votes in the election of Directors, and, therefore, the holders of more than 50% of the shares of Common Stock, could, if they chose to do so, elect all of the directors of the Company. Proposals 2 and 3 require the affirmative vote of at least a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote at the Meeting.

     A majority of the outstanding shares of Common Stock present, in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker nonvotes are counted as present for purposes of determining the presence of a quorum at the Annual Meeting. Abstentions will be counted toward the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker nonvotes will not be counted for purposes of determining whether a proposal has been approved. In the election of directors, abstentions or broker nonvotes have no effect on the outcome. Broker nonvotes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares.

Proxies

     Shares for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted “FOR” the election of each of the nominees to the Board of Directors, unless the authority to vote for the election of such director is withheld and, if no contrary instructions are given, the proxy will be voted “FOR” the approval of Proposals 2 and 3 described in the accompanying Notice and Proxy Statement. You may revoke or change your Proxy at any time before the Annual Meeting by filing with the Secretary of the Company at the Company’s offices at 6355 Topanga Canyon Boulevard, Suite 510, Woodland Hills, California 91367, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

Solicitation

     The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telecopier or personal solicitation by directors, officers or other employees of the Company. No additional compensation will be paid to directors, officers or other employees for such services.

Deadline for Receipt of Stockholder Proposals

     Proposals which stockholders wish to be considered for inclusion in the proxy statement and proxy card for the Company’s 2002 Annual Meeting must be received by the Secretary of the Company no later than March 8, 2002, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth information known to the Company with respect to the beneficial ownership of the Company’s Common Stock as of September 30, 2001, by (i) all persons who are beneficial owners of five percent (5%) or more of the Company’s Common Stock, (ii) each director and nominee for director, (iii) the executive officers of the Company; and (iv) all current directors and executive officers of the Company as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole vesting and investment power with respect to such shares.

	Number of Shares
	Including Options,
	Warrants and		Percentage
	Convertible		of Shares
Name and Address of Owner	Securities	Position at Company	(11)

Leonard Millstein Ellen Millstein 1677 Calle Alta La Jolla, CA 92037	5,200,159(1)	Director	13.0%

Boris V. Skurkovich, M.D. 18 Blaisdell Ave. Pawtucket, RI 01860	5,177,270(2)	Director	12.9%

Gerard K. Cappello 1299 Ocean Avenue Suite 306 Santa Monica, CA 90401	2,765,660(3)	N/A	6.5%

Edmond F. Buccellato 6355 Topanga Canyon Boulevard, Suite 510 Woodland Hills, CA 91367	2,144,443(4)	President and Chief Executive Officer, Director	5.3%

Simon Skurkovich, M.D. 802 Rollins Avenue Rockville, MD 20852	2,026,770(5)	Chairman Emeritus, Director, and Director of Research and Development	5.0%

Lawrence Loomis 9110 Red Branch Road Columbia, MD 21045	1,610,000(6)	Director	4.0%

	Number of Shares
	Including Options,
	Warrants and			Percentage
	Convertible			of Shares
Name and Address of Owner	Securities		Position at Company	(11)

Alexander L. Cappello 1299 Ocean Avenue Suite 306 Santa Monica, CA 90401	1,324,149	(7)	Chairman of the Board, Director	3.2%

John M. Bendheim 2001 S. Barrington Street Suite 100 Los Angeles, CA 90025	208,744	(8)	Director	*

Thomas J. Pernice 1299 Ocean Avenue, Suite 306 Santa Monica, CA 90401	755,919	(9)	Treasurer and Secretary, Director	1.9%

William M. Finkelstein 6355 Topanga Canyon Boulevard, Suite 510 Woodland Hills, CA 91367	0		Chief Financial Officer	*

All officers and directors as a group (9)	18,447,454	(10)		42.0%

(1)  Leonard and Ellen Millstein are husband and wife. Shares held in their names comprise shares held in his name (565,100), shares held in her name (2,713,359), shares held in the name of William Millstein (888,350 shares); shares held in the name of Melvin Millstein (908,350 shares) and options in his name to purchase up to 125,000 shares of Common Stock at an exercise price of $0.20 per share. Mr. Millstein and Mrs. Millstein disclaim beneficial ownership of the shares held in the other’s name and disclaim that they are part of any “group” for SEC purposes.

(2)  Shares held in the name of Boris Skurkovich include shares held in his name (2,505,270), and shares held in the name of Carol Marjorie Dorros (550,000), Samuel Skurkovich (701,000), and Samuel Aaron Skurkovich (1,121,000). Includes options to purchase up to 100,000 shares of Common Stock at an exercise price of $0.01 per share; options to purchase up to 150,000 shares of Common Stock at an exercise price of $0.20 per share, and options to purchase 50,000 shares of Common Stock at an exercise price of $0.10 per share.

(3)  Shares held in the name of Gerard Cappello include warrants held in his name to purchase 655,919 shares of Common Stock at an exercise price of $0.15 per share and warrants to purchase 1,405,541 shares of Common Stock at an exercise price of $0.15 per share held in the name of Cappello Capital Corp. (“CCC”), a company wholly-owned by Mr. Cappello. Shares held also include the right to acquire 100,000 shares of Common Stock upon conversion of Company Convertible Subordinated Debt due September 30, 2004 (“Convertible Debt”) held in Mr. Cappello’s name, and the right of CCC to acquire 604,200 shares of Common Stock upon exercise of an option for up to $151,050 principal amount of Convertible Debt and subsequent conversion of such Convertible Debt.

(4)  Shares held in the name of Edmond F. Buccellato comprise shares held in his name (500,000), and shares held in the names of Edmond F. and Leana J. Buccellato Living Trust (1,331,666 shares), Amy Buccellato (8,400 shares), Matthew Buccellato (10,490 shares) and Buccellato & Finkelstein, Inc. (88,334). Includes options to purchase up to 105,543 shares of Common Stock at an exercise price of $0.10 per share, options to purchase up to 50,000 shares of Common Stock at an exercise price of $0.10 per share and options to purchase up to 50,000 shares of Common Stock at an exercise price of $0.20 per share.

(5)  Shares held in the name of Simon Skurkovich include options to purchase up to 623,000 shares of Common Stock at an exercise price of $0.10 per share, and options to purchase up to 300,000 shares of Common Stock at an exercise price of $0.10 per share. Simon Skurkovich is the father of Boris Skurkovich and Ellen Millstein but disclaims beneficial ownership of the shares attributed to both of them and disclaims that the three of them are part of a “group” for SEC purposes.

(6)  Includes shares held in the names of Lawrence Loomis (1,325,000 shares) and New Horizons Diagnostics, Inc. (200,000 shares). Includes options to purchase up to 10,000 shares of Common Stock at an exercise price of $0.10 per share, and options to purchase up to 75,000 shares of Common Stock at an exercise price of $0.20 per share.

(7)  Shares held in the name of Alexander L. Cappello include warrants held in his name to purchase 100,000 shares of Common Stock at an exercise price of $0.25 per share, and warrants held by the Alexander L. and Linda Cappello Family Trust to purchase 1,115,061 shares of Common Stock at an exercise price of $0.15 per share. Also includes the right to acquire 109,088 shares of Common Stock upon conversion of Convertible Debt. Mr. Cappello is the brother of Gerard K. Cappello.

(8)  Shares held in the name of John M. Bendheim comprise warrants to purchase 100,000 shares of Common Stock at an exercise price of $0.25 per share, and the right to acquire 108,744 shares of Common Stock upon conversion of Convertible Debt.

(9)  Shares held in the name of Thomas J. Pernice include warrants to purchase 100,000 shares of Common Stock at an exercise price of $0.25 per share, and warrants assigned by CCC to him to purchase 655,919 shares of Common Stock at an exercise price of $0.15 per share.

(10)  Includes 2,070,980 shares of Common Stock underlying warrants, 1,638,543 shares of Common Stock underlying options and 317,832 shares of Common Stock underlying Convertible Debt.

(11)  The percentage of shares is calculated on the basis of the number of shares of Common Stock outstanding as of September 30, 2001, plus for each person or group, any shares of Common Stock that such person or group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.

• Represents less than 1% of the outstanding shares of Company Common Stock.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the compensation paid by the Company since January 1, 1998 through December 31, 2000, for the Chief Executive Officer of the Company and each other executive officer of the Company who was paid more than $100,000 during the year ended December 31, 2000 (the “Named Executive Officers”):

Summary Compensation Table

					Restricted
Name and				Other Annual	Stock	Securities	LTIP	All Other
Principal				Compensation	Award(s)	Underlying	Payouts	Compensation
Position	Year	Salary($)	Bonus($)	($)	($)	Options/SARs(#)	($)	($)

Edmond F. Buccellato	2000	$72,500	$0	$0	*	0	$0	$0
Chief Executive	1999	$75,000	$0	$0		0	$0	$0
Officer (1)	1998	$50,000	$0	$0		0	$0	$0
Paul J. Marangos	2000	$40,000	$25,000	$0		0	$0	$0
Chief Executive Officer (2)
Simon Skurkovich	2000	$30,000	$0	$0	*	0	$0	$0
Chairman Emeritus,	1999	$100,000	$0	$0		0	$0	$0
Director of	1998	$100,000	$0	$0		0	$0	$0
Research and Development (3)

*     - See “Compensation of Directors” below

(1)  Mr. Buccellato was the Chief Executive Officer of the Company prior to the hiring of Dr. Marangos. Since April, 2001, Mr. Buccellato has served as President and Chief Executive Officer of the Company.

(2)  Dr. Marangos joined the Company in August 2000 at an annual salary of $120,000. In addition, he was paid a signing bonus of $25,000. In April, 2001, Dr. Marangos resigned as an officer and employee of the Company.

(3)  Dr. Skurkovich was the Chairman of the Board prior to the hiring of Dr. Marangos.

     The Company anticipates paying the following officer salaries in 2001, subject to the Company generating sufficient revenues and/or raising sufficient capital to pay the same: Edmond Buccellato and Dr. Simon Skurkovich $120,000, and $80,000 respectively, prorated for any shorter employment period.

     There are no retirement, pension, or profit sharing plans for the benefit of the Company’s officers and directors.

Option/SAR Grants

     During the fiscal year ended December 31, 2000, the Company did not grant any stock options or stock appreciation rights to any executive officers.

AGGREGATED OPTIONS/SAR EXERCISES IN FISCAL YEAR
ENDED DECEMBER 31, 2000 AND DECEMBER 31, 2000
OPTION/SAR VALUES

				Value of
				Unexercised In-The-Money
			Number of Unexercised	Options/SARs At
	Shares		Securities Underlying	FY-End ($)
	Acquired on	Value	Options/SARs at FY-End(#)	Exercisable/
Name	Exercise (#)	Realized ($)	Exercisable/Unexercisable(1)	Unexercisable(2)

Simon Skurkovich	0	$0	300,000	$48,000
			623,000	$99,680
Edmond Buccellato	0	$0	105,543	$16,887
			50,000	$8,000
			50,000	$3,000
Jeanne Kelly	0	$0	150,000	$9,000
(former			150,000	$37,500
Secretary/Treasurer)			50,000	$3,000
			100,000	$16,000
			114,500	$18,320

(1)	All options were exercisable as of December 31, 2000

(2)	Determined on the basis of the share closing price of $0.26 on December 28, 2000

Long-Term Incentive Plan Awards

     The Company adopted a Stock Bonus Plan (“Stock Bonus Plan”) in January 2000. The purpose of the Stock Bonus Plan is to keep personnel of experience and ability in the employ of the Company and to compensate them for their contributions to the growth of the Company. In December 2000, the Board of Directors approved the Company’s 2000 Omnibus Equity Incentive Plan (“OEI Plan”) and reserved 4,000,000 shares of Common Stock to be issued thereunder to employees, consultants and directors, subject to annual increases equal to the lesser of 2.5% of the then outstanding shares of Common Stock or 250,000 shares. No shares or options have been granted under the OEI plan to date.

Compensation of Directors

     Directors did not receive any compensation for serving as members of the Board of Directors for the year ended December 31, 2000, except as provided below. The Board has not implemented a plan to award options or shares to any Directors, except pursuant to the Stock Bonus Plan and the OEI Plan. Under the Stock Bonus Plan, certain directors and officers were awarded, in the aggregate, 9,200,000 shares of the Company’s Common Stock at a price of $0.05 per share. The awards were made on January 11, 2000. Such stock bonuses were issued at the weighted average price at which the Company had been selling shares of Common Stock to third parties during the six months immediately preceding the issuance of the bonus shares, or $0.05 per share. Consideration for the purchase of such shares was in the form of a note in favor of the Company issued by each director and officer to whom the shares of Common Stock were awarded. In addition, during the year ended December 31, 2000, the Company granted warrants to former director Paul J. Marangos and directors Alexander L. Cappello and John M. Bendheim, each to purchase 100,000 shares of Common Stock at an exercise price of $0.25 per share (for a total of 300,000 warrant shares) for their respective service on the Board of Directors. In April 2001, the Company granted warrants to Thomas J. Pernice to purchase 100,000 shares of Common Stock at an exercise price of $0.25 for his service on the Board of Directors. There are no other contractual arrangements with any member of the Board of Directors, except as set forth in this Proxy Statement. See “Certain Relationships and Related Transactions” below.

Board Committees and Meetings

     During the fiscal year ended December 31, 2000, the Board of Directors held 6 meetings (including special meetings), and each incumbent director attended at least 75% of such meetings. During the current fiscal year ending December 31, 2001, the board established an Audit Committee, Compensation Committee and Executive Committee. Board members receive no compensation for attendance at meetings except reimbursement of expenses. The Board at large serves as the Nominating Committee.

Audit Committee

The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix B hereto.

Report of the Audit Committee

The Audit Committee of the Board of Directors oversees the Company’s financial reporting process on behalf of the Board of Directors. It meets with management and the Company’s independent public accountants and reports the results of its activities to the Board of Directors. In this connection, the Audit Committee has done the following:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2000, with the Company’s management and the independent auditors;

•	Discussed with Williams & Webster, P.S., the Company’s independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as amended; and

•	Received written disclosure regarding independence from Williams & Webster, P.S. as required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Williams & Webster, P.S. its independence.

Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2000 (“Annual Report”).

     As of the filing of the Company’s Annual Report, Alexander L. Cappello, Edmond F. Buccellato and John M. Bendheim served on the Company’s Audit Committee.

     As of the date of this Proxy Statement, the Audit Committee consists of Alexander L. Cappello, John M. Bendheim, Leonard Millstein and Thomas J. Pernice.

Certain Relationships and Related Transactions

     The Company is currently indebted to Simon Skurkovich, M.D., the Company’s Chairman Emeritus of the Board of Directors, and Director of Research and Development in the amount of $127,631.

     The Company receives the use of approximately 3,500 square feet of commercial building space on a rent-free basis from a company owned by Lawrence Loomis. The Company receives use of office space on a rent-free basis from Buccellato & Finkelstein, Inc., of which Edmond F. Buccellato is a shareholder.

     Alexander L. Cappello is the brother of Gerard K. Cappello, the sole shareholder, president and chief executive officer of Cappello Capital Corp. which was retained by the Company in January, 2000 to render financial advisory and investment banking services and thereupon was granted warrants to purchase 4,685,135 shares of Common Stock at $0.15 per share. Such warrants have been assigned to certain individuals, including Alexander L. Cappello. Cappello Capital Corp. raised $1,510,500 in convertible subordinated debt for the Company, was paid $124,981 in fees and expenses related thereto, and was granted an option to purchase $151,050 principal amount of

Convertible Debt at par. Thomas J. Pernice is an officer of Cappello Group, Inc., a merchant banking firm, which is owned by Alexander L. Cappello.

     Alexander L. Cappello, John M. Bendheim and Thomas J. Pernice, each beneficially own the Company’s Convertible Debt, upon which the Company is indebted to such individuals.

     The following directors and officers are indebted to the Company in the amount set forth opposite his name, respectively, in connection with the grant of shares of Common Stock pursuant to the Company’s Stock Bonus Plan:

Edmond F. Buccellato:	$75,000
Boris Skurkovich, M.D.:	$75,000
Lawrence Loomis:	$50,000

The same three individuals each issued a promissory note in favor of the Company evidencing such obligations, which notes mature on December 31, 2002, and bear interest at 6.5% per annum.

Family Relationships

     The only relationship between any directors or officers known to the Company is that Simon Skurkovich is father to Boris Skurkovich, and father-in-law to Leonard Millstein.

Involvement In Certain Legal Proceedings

     During the past five years, to the knowledge of the Company, no present or former director, executive officer or person nominated to become a director or an executive officer of the Company has been the subject matter of any legal proceedings, including bankruptcy, criminal proceedings, or civil proceedings. Further, no legal proceedings are known to be contemplated by governmental authorities against any director, executive officer and person nominated to become a director.

Interests of Certain Persons In Matters to Be Acted Upon

     No director or officer, past or present, or any associate or affiliate of such persons, or any person on behalf of whom this solicitation is made, has any interest, direct or indirect, in any matter to be acted upon at the Annual Meeting, except insofar as disclosed in this Proxy Statement and the materials incorporated by reference herein.

Compliance with Section 16(a) of the Exchange Act

     In connection with the receipt of one or more gifts of Company Common Stock, Dr. Boris Skurkovich and Leonard Millstein are not current in their respective filing of reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended. A Form 5 was required to be filed by Dr. Simon Skurkovich relating to his gift of 4,000,000 shares to various individuals and has not been filed yet.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

     In accordance with the Company’s Bylaws for the purpose of the election, the Board of Directors has fixed the number of directors constituting the Board at eight (8) as of the date of the Annual Meeting. There are currently eight (8) Directors. The Board of Directors has proposed that the following eight (8) nominees be elected at the Annual Meeting, each of whom will hold office until his successor shall have been elected and qualified: Simon Skurkovich, M.D., Edmond Buccellato, Boris Skurkovich, M.D., Lawrence Loomis, Leonard Millstein, Alexander L. Cappello, John M. Bendheim and Thomas J. Pernice. Unless otherwise instructed, it is the intention of the persons named as proxies on the Company proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board of Directors anticipates that the eight (8) nominees will be available to serve as directors of the Company, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors. Each person nominated for election has agreed to serve if elected.

Nominees for the Board of Directors

     Each of the current directors of the Company is listed below:

Name	Age	Position Held	Director Since

Simon Skurkovich, M.D.	78	Chairman Emeritus, Director, and Director of Research and Development	November, 1985

Alexander L. Cappello	45	Chairman of the Board, Director (1)(2)(3)	April, 2000

Edmond F. Buccellato	56	President and Chief Executive Officer, Director (3)	November, 1995

Thomas J. Pernice	39	Treasurer and Secretary, Director (3)	April, 2001

William M. Finkelstein	42	Chief Financial Officer	Not Director

Lawrence Loomis	58	Director (2)	December, 1986

Leonard Millstein	59	Director (1)	December, 1986

Boris Skurkovich, M.D.	46	Director (2)	December, 1986

John M. Bendheim	47	Director (1)(2)(3)	June, 2000

(1)	Member of the Audit Committee of the Board of Directors.

(2)	Member of the Compensation Committee of the Board of Directors.

(3)	Member of the Executive Committee of the Board of Directors.

     Set forth below is a brief biography of each nominee for the Board of Directors.

     John M. Bendheim - Since June 2000, Mr. Bendheim has served as a member of the Board of Directors. Mr. Bendheim is Chairman of the Cedars-Sinai Medical Center Board of Governors in Los Angeles, California and President of Bendheim Enterprises, Inc., a real estate investment holding company. He received his B.S. degree in Business Administration in 1975 and his M.B.A. in 1976 from the University of Southern California.

     Edmond F. Buccellato — Since April, 2001, Mr. Buccellato has served as President and Chief Executive Officer. Mr. Buccellato served as President and Chief Operating Officer of the Company from September 1, 2000 to December 12, 2000. Mr. Buccellato served as Chief Executive Officer and a member of the Board of Directors from 1995 to August 31, 2000. He was co-founder, member of the Board of Directors and Vice President of Finance of Phase Medical, Inc., an infusion therapy company sold to Becton Dickinson in 1994. He was also co-founder, member of the Board of Directors and Vice President of Finance of Synergistic Systems, Inc., a company that became the largest medical billing company in the western United States. He is also co-founder and member of the Board of Directors of Polymer Safety, LLC, a manufacturer of synthetic medical and industrial examination gloves and co-founder and member of the Board of Directors of Physicians’ Choice LLC, a medical billing company. Mr. Buccellato received his undergraduate degree From California State University at San Diego, and his graduate degree from the University of Southern California.

     Alexander L. Cappello — Since April, 2001, Mr. Cappello has served as Chairman of the Board. Since May 2000, Mr. Cappello has served as a member of the Board of Directors. Mr. Cappello is Chairman and Chief Executive Officer of Cappello Group, Inc., a merchant banking firm, facilitating equity and project financing since 1975. Currently, he is a Member of the Board of Directors of the following: Cappello Group, Inc., RAND Corporation (Center for Middle East Public Policy), CytRx Corporation (NASDAQ), Independent Colleges of Southern California (ICSC), USC Marshall School of Business Entrepreneur Advisory Council, USC Advancement Council, USC Marshall School of Business Advisory Board, Chairman of Catholic Big Brothers of Los Angeles, Chairman of the International Board of the Young Presidents’ Organization for 2003-2004. He received his B.S. Degree in finance (Order of the Palm) from the University of Southern California in 1977.

     Formerly, Mr. Cappello was a Member of the Board of Directors of the following; Koo Koo Roo, Inc. (NASDAQ), Arcus Data Security, Inc. (NASDAQ), Maritime Bank of California (OTC), Executive Publications, Inc., and The Joffrey Foundation.

     Lawrence Loomis - Since 1986, Mr. Loomis has served as a member of the Board of Directors. Mr. Loomis is President and majority shareholder of New Horizons Diagnostics, Inc., a company that develops bacteriological screening methods, monoclonal antibodies for detection of various infectious disease agents, and rapid bacterial and viral assay kits. Prior to founding New Horizons Diagnostics, Inc. in 1980, Mr. Loomis was in charge of the Immunology Department for BBL, a division of Becton Dickinson. Mr. Loomis received his undergraduate degree in Chemistry from New York University and his graduate degree in Chemistry from City University.

     Leonard Millstein - Since 1986, Mr. Millstein has served as a member of the Board of Directors. Mr. Millstein received his MSCE and Ph.D. in Civil Engineering from Moscow State Construction University in 1964 and 1974, respectively. After immigrating to the United States in 1978, he held teaching positions at Howard University in Washington D.C. and Johns Hopkins University in Baltimore, Maryland. He has over 200 publications and is a member of the American Concrete Institute and American Society of Civil Engineers. From 1981 to the present, he has been a CEO of Radcon Products, a company involved in manufacturing of proprietary concrete sealants. From 1990 until the present, he has been a Chairman of the Board of TTLTIC, a private consulting company.

     Boris Skurkovich, M.D. - Since 1986, Mr. Skurkovich has served as a member of the Board of Directors, and from that same date until December 2000, he was a Vice President of the Company. He completed a clinical and research fellowship at the Maxwell Finland Laboratory for Infectious Diseases, Boston City Hospital, Boston, Massachusetts, and presently is a professor at Brown University Medical School. He has collaborated with his father, Simon, on the development of the Company’s treatment of autoimmune diseases. Dr. Skurkovich received his M.D. from the Moscow State Medical Institute.

     Simon Skurkovich, M.D. - From 1985 until September 2000, Dr. Skurkovich served as Chairman of the Board of Directors. He has previously been granted five patents in Russia, and eight in the U.S. He is the creator of immune preparations from human blood against antibiotic resistant bacteria that saved thousands of lives in the Soviet Union and Eastern Europe. In Russia, he was professor and Chief of the Immunology Laboratory of the Institute of Hematology and Blood Transfusion and was awarded gold and silver medals for his scientific discoveries. His laboratory was also awarded the nation’s highest honor, the Lenin Prize, for his patented work. Dr.

     Skurkovich received an M.D., Ph.D. and a Doctorate in Medical Sciences (D.Sc.) from Pirogov State Medical Institute in Moscow. He has written more than 200 articles for scientific publications.

     Thomas J. Pernice — Since April, 2001, Mr. Pernice has served as the Treasurer and Secretary of the Company and as a member of the Board of Directors. Mr. Pernice is a managing director of Cappello Group, Inc., a merchant banking firm. Prior to joining the Cappello Group in January, 1999, Mr. Pernice served as a senior corporate executive in government and industry for more than 17 years. Most recently, he was Vice President, Public Affairs and a corporate officer for Dole Food Co. Inc. (NYSE:DOL), reporting to the chairman and CEO, David H. Murdock. He also served in similar capacities for the conglomerate of publicly and privately held business interests of Murdock, including the Castle & Cooke Inc. real estate company, formerly (NYSE:CCS), now privately held. Prior to joining Dole Food Co., Mr. Pernice served in the White House for more than seven years in various capacities for the Reagan and Bush administrations. Mr. Pernice earned a bachelor of arts degree from the University of Southern California in 1984.

The Board of Directors recommends a vote FOR
the election of the nominees listed above.

PROPOSAL NO. 2

ADOPTION OF THE ADVANCED BIOTHERAPY, INC.
2000 OMNIBUS EQUITY INCENTIVE PLAN

     The Board of Directors (the “Board”) believes that it is in the best interests of the Company and its stockholders to adopt the Advanced Biotherapy, Inc. 2000 Omnibus Equity Incentive Plan (the “2000 Equity Plan”). The Board approved the 2000 Equity Plan at a meeting on December 12, 2000 subject to the approval of the stockholders at the Annual Meeting. The 2000 Equity Plan is intended to encourage ownership of the Company’s Common Stock by employees, consultants and outside directors of the Company, who are considered to contribute to the growth or profitability of the Company and to provide incentives to eligible employees to use their best efforts on behalf of the Company. The Board believes that the 2000 Equity Plan will enable the Company to retain and attract qualified individuals. If the 2000 Equity Plan is approved by the stockholders at the Annual Meeting, it will be effective as of December 1, 2000.

     The 2000 Equity Plan provides for the grant of both incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and nonqualified stock options (collectively “Options”), as well as stock appreciation rights (“SARs”) (Options and SARs being sometimes collectively hereinafter referred to as

“Awards”). An aggregate of 4,000,000 shares of Common Stock (subject to annual adjustments equal to the lesser of 2.5% of the then outstanding shares of Common Stock or 250,000 shares and adjustments in the event of stock splits or other changes in the Common Stock) may be awarded under the 2000 Equity Plan or purchased upon exercise of the Options.

     The 2000 Equity Plan will be administered by the Board of Directors or such other committee as the Board may appoint (the “Committee”). The Committee shall have at least two members and each member shall be a member of the Board and (unless otherwise determined by the Board) shall, as applicable, satisfy the “nonemployee director” requirements of Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”) and the “outside director” provisions of Section 162(m) of the Code.

     The Committee will select those employees, consultants and outside directors who will participate in the 2000 Equity Plan based upon its sole judgment as to their past or potential contribution to the business of the Company and will determine (i) whether the Options to be granted will be incentive stock options or nonqualified stock options or a combination thereof, (ii) the number of shares of Common Stock subject to Options granted or used to determine the value of a SAR, (iii) the time or times when and the manner in which Options can be exercised and the duration of the exercise period and (iv) whether all or part of an Option may be cancelled by the exercise of a SAR, and (v) any other terms not inconsistent with the 2000 Equity Plan. Awards may be granted to an employee who is not an officer of the Company by the Board or the Executive Committee of the Board (in lieu of the Committee), in which case the Board or Executive Committee may exercise any discretionary authority that would otherwise be exercisable by the Committee.

     Awards may be granted for terms not exceeding ten years from their date of grant. No Award may be granted more than ten years after the effective date of the 2000 Equity Plan. Each Award will be evidenced by an agreement incorporating its terms and conditions.

     The exercise price of incentive stock options and tandem SARs granted under the 2000 Equity Plan must be at least equal to the fair market value of the Common Stock (or, in the case of an employee who at the time of grant owns more than 10% of the Company’s voting stock, 110% of such fair market value).

     Options and SARs are not transferable other than by will or pursuant to the laws of descent and distributions; provided, however, that if the Award agreement so provides, an employee may transfer an Award other than an incentive stock option or related SAR to the employee’s spouse, parents, children, or grandchildren, or to a trust for the benefit of such family members, provided the employee does not receive any consideration for the transfer. Any Award so transferred remains subject to the same terms and conditions as applied immediately before the transfer (except that the Award is not further transferable by the transferee during the employee’s lifetime).

     The exercise price for shares of Common Stock subject to Options may be paid with cash, stock, a combination of the foregoing, or any other form of consideration deemed appropriate by the Committee and having a fair market value equal to the exercise price. Alternatively, an Option may be exercised in whole or in part by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price and applicable withholding taxes, and such other documents as the Committee may determine. The Committee may also provide for loans to employees in connection with the exercise of an Option on such terms as the Committee may determine.

     Upon exercise of a SAR, an employee will receive a cash payment equal to the number of shares of Common Stock covered by the SAR multiplied by the excess of the fair market value of a share of Common Stock at the time of exercise over the exercise price of the related Option (or if there is no related Option, an amount not less than the fair market value of a share of Common Stock on the date of grant). In the case of a tandem SAR, the related Option will be canceled at the time of such exercise.

     The Committee will interpret the provisions of the 2000 Equity Plan, make all necessary decisions and determinations and provide other related administrative services. Subject to the provisions of the 2000 Equity Plan, the Committee may act in its sole discretion and its decisions and determinations under the 2000 Equity Plan need not be uniform and may treat similarly situated employees in a dissimilar manner.

     The Committee will also provide for certain specific terms regarding Options and SARs in individual option agreements between the Company and pertinent employees. Among other things, such agreements may provide for conditions to the exercise of Options or SARs, including a required period of employment by the Company or the attainment of certain performance goals or other criteria, and may provide for exercisability in installments. In the case of SARs, the agreements will provide that the period during which a SAR is exercisable can commence no earlier than six months following the date of grant.

     Under the 2000 Equity Plan, if an employee’s employment terminates other than for cause, disability or death, Options or SARs granted to such employee are exercisable, to the extent exercisable by the employee at the date of termination, at any time within three months after the date of termination, or during such other period and on such other terms as the Committee may determine but not later than the expiration of its term. If an employee who has been granted an Option or SAR dies while an employee of the Company, such employee’s Options or SARs are exercisable, to the extent exercisable on his or her date of death, by the employee’s designated beneficiary or as otherwise required by law at any time or from time to time within six months after the date of death or during such other period and on such other terms as the Committee may determine. If the employment of an employee who has been granted an Option or SAR terminates as a result of such employee’s total disability, such employee’s Options or SARs are exercisable, to the extent exercisable on the date of termination, at any time or from time to time within six months after the date of termination or during such other period and on such other terms as the Committee may determine.

     In the event that an employee’s employment terminates for any reason prior to the date on which some or all of the Options or SARs become exercisable, such Options or SARs automatically expire without compensation and may be granted again. However, the Committee may in its sole discretion determine to pay reasonable compensation to employees (or, in the case of death, their beneficiaries) whose employment terminates as the result of death or total disability.

     The Board in its sole discretion may provide at the time of grant of an Option or otherwise that upon the occurrence of a change of control of the Company (as determined by the Board), all or a specified portion of any outstanding Options not theretofore exercisable shall immediately become exercisable and that any Option not exercised prior to such change in control shall be canceled.

     The Board may, at any time, amend or terminate the 2000 Equity Plan. However, no amendment shall become effective without approval by a majority of the Company’s stockholders if such approval is necessary or desirable for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 or any successor rule under the Exchange Act or Section 162(m) of the Code or any other rule or regulation. No amendment or termination may retroactively impair the rights of any person with respect to an Option or SAR.

     The foregoing description of the 2000 Equity Plan is qualified by reference to the detailed terms of the 2000 Equity Plan, a copy of which is attached as Appendix A hereto.

     Stockholders are urged to review the 2000 Equity Plan before determining how to vote on this proposal.

Recommendation of the Board of Directors

     Under the Company’s Articles of Incorporation and Delaware Law, this Proposal 2 to adopt the Company’s 2000 Omnibus Equity Incentive Plan must be approved by the affirmative vote of at least a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote at the Meeting.

The Board of Directors of the Company
Recommends a Vote FOR this Proposal No. 2

PROPOSAL NO. 3

APPROVAL OF A REVERSE STOCK SPLIT IN A RANGE NOT TO EXCEED
A ONE-FOR-TEN REVERSE SPLIT, I.E., AT A RATIO OF AT LEAST
1:10, PROVIDED SUCH REVERSE STOCK SPLIT SHALL NOT BECOME
EFFECTIVE UNLESS A SIGNIFICANT TRANSACTION SHALL HAVE
OCCURRED AND THE BOARD OF DIRECTORS MAKES A DETERMINATION
WITHIN THREE (3) YEARS AFTER THE ANNUAL MEETING THAT
SUCH STOCK SPLIT IS IN THE BEST INTEREST
OF THE COMPANY’S STOCKHOLDERS

General

     The Board of Directors seeks approval to effect a decrease in the number of shares of Company Common Stock outstanding by means of a reverse stock split (“Reverse Stock Split”). The Reverse Stock Split must be in a range not to exceed a one-for-ten reverse split, i.e., a ratio of at least 1:10, which means, one (1) share for ten (10) shares or a lesser number of shares. The Reverse Stock Split shall not be adopted unless and until (a) the Board of Directors making a determination within three (3) years after the Annual Meeting that such action is in the best interest of the Company’s stockholders and (b) either the Company (x) raises new financing through the sale of equity securities (or securities convertible into equity) or a merger in which the Company is (or is not) the surviving entity or (y) generates positive cash flow through a joint venture, licensing or similar arrangement with a strategic partner (collectively “Significant Transaction”). As a consequence, for example, the Board of Directors would have the authority in its discretion to effect a Reverse Stock Split in the future at a ratio of one (1) share for two (2) shares, or four (4) shares, or ten (10) shares, but not one (1) share for eleven (11) shares. Fractional shares will be rounded up to the next whole number. For example, in the event that the Board of Directors were to approve a ratio of one (1) share to ten (10) shares, after the Reverse Stock Split, each stockholder will own one-tenth (1/10) of the number of shares of Common Stock that such stockholder owned prior to the Reverse Stock Split, subject to such roundoff. If this Proposal 3 is approved and effectuated, the authorized but unissued shares of Common Stock will not be reduced from, but rather will remain, 100,000,000 shares of Common Stock. Moreover, in the foregoing example, stock options outstanding would similarly be proportionately reduced by a factor of one-tenth (1/10) and the exercise price would be increased by a factor of ten (10). The implementation of a possible future Reverse Stock Split would not result in a change in the relative equity positions or voting power of stockholders, except for the effect of the elimination of fractional shares. However, there can be no assurance that the Reverse Stock Split would not have a material adverse effect on the total value of the Company’s Common Stock or on the stockholders, whether collectively or on any stockholder individually.

     At the Company’s Annual Meeting held August 24, 2000, the proposal, which granted the Board of Directors authority to effect a reverse stock split at a ratio of at least 1:4 for a one-year period, was approved by 95% of the stockholders present, in person or by proxy.

Future Determination by the Board of Directors

     Notwithstanding a favorable vote by the stockholders, the Company reserves the right by action of the Board of Directors to determine if, and when, a Reverse Stock Split shall be effected, provided that no such Reverse Stock Split shall be adopted unless a Significant Transaction shall have occurred and the Board of Directors shall have determined that such Reverse Stock Split is in the best interests of the Company’s stockholders and such determination, if at all, shall have been made on or prior to the date which is the third anniversary of the date of the Annual Meeting.

     As of the date of this Proxy Statement, the Board of Directors has determined that a Reverse Stock Split would not be in the best interests of the stockholders.

Purposes for a Reverse Stock Split

     The Company’s shares currently trade only over-the-counter on the “OTC Bulletin Board” (the “OTC Bulletin Board”). The proposal, which grants the Board of Directors the authorization to effect a Reverse Stock Split if the Board deems such future possible action to be in the best interest of the stockholders, would be designed to help the Company meet certain of the listing requirements of the American Stock Exchange or the NASD National Market System, or the NASD small cap market system.

     The bid price of the Common Stock of the Company has been generally below $1.00 for the past 12 months. Management believes it is in the best interest of stockholders to approve this Proposal so that the Company’s Common Stock might trade at a level greater than the NASD National Market System minimum bid price, thus enabling the Company’s Common Stock to satisfy such listing requirement although the Company has not submitted a listing application and presently does not meet certain other listing requirements. There can be no assurance that the Company would be able to satisfy the requirements for listing of its Common Stock on the NASD National Market System. The Common Stock of the Company which is traded, if at all, on the “OTC Bulletin Board” might be substantially less liquid and less active than if the Common Stock were traded on the American Stock Exchange, the NASD National Market System, or the NASD small cap market system.

     The Company further believes that the total number of shares of the Company’s Common Stock outstanding is disproportionately large and that the current per share price causes reluctance of many brokerage firms and institutional investors to recommend and/or purchase or trade in low priced or “penny” stocks. Most institutional investors require a minimum stock price range from $2.00 to $5.00 per share as a minimum suitability requirement. In addition, certain policies and procedures in the securities industry may tend to discourage individual brokers from dealing in penny stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower-priced stocks economically unattractive. The Board of Directors believes that a decrease in the number of shares of Common Stock outstanding without material alteration of the respective economic interests in the Company of stockholders would likely increase the perception of, and thereby the valuation of, such shares. However, no assurance can be given that the market price of the Common Stock would rise in exact proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split.

     Another projected economic benefit of the Reverse Stock Split would be a likely reduction in the costs of trading in the shares of the Company. In most cases trading costs include both the indirect cost of “dealer markup,” that is, the difference between the buying and selling prices of dealers in a given stock (i.e., the “bid-ask” spread), as well as the commission applied to a given transaction. Most broker-dealers, including both “full-commission” and “discount” broker-dealers, use both a “bid-ask spread” and a transaction commission in connection with trades in all OTC Bulletin Board-listed shares. Generally speaking, a substantial increase in the price per share of a stock may decrease both the “bid-ask” spread as a proportion of the stock price, and the per share commission on the vast majority of retail transactions in any listed stock.

     The market price of the Common Stock is based on Company performance and other factors, some of which may be partially or even wholly unrelated to the number of shares outstanding.

     The following table sets forth quotations for the high and low bid quotations of the Common Stock for the periods indicated below, as quoted on the OTC Bulletin Board operated by the National Association of Securities Dealers, Inc., without adjustments for retail mark-ups, mark-downs or commissions. These prices may not represent actual transactions:

	High Bid	Low Bid

1999 Fiscal Quarter Ended:
March 31	$0.20	$0.10
June 30	$0.08	$0.05
September 30	$0.10	$0.01
December 31	$0.35	$0.05
2000 Fiscal Quarter Ended:
March 31	$2.63	$1.75
June 30	$1.81	$0.44
September 30	$1.00	$0.50
December 31	$0.75	$0.20
2001 Fiscal Quarter Ended:
March 31	$0.53	$0.24
June 30	$0.34	$0.20

     No dividend has ever been declared or paid by the Company with respect to its Common Stock. The Company does not anticipate that any dividend will be declared or paid in the foreseeable future on the Company’s Common Stock.

Effects of a Reverse Stock Split and Elimination of Fractional Share Interests

     In the event a Significant Transaction occurs and the Board of Directors were to approve a Reverse Stock Split, on the effective date of the Reverse Stock Split, as further described below, the number of shares of each stockholder would automatically be adjusted on the records of the Company to the number of shares of Common Stock previously held, divided by the share split ratio number, and no fractional shares will be issued to any stockholder, but rather fractional shares would be rounded up to the next whole number.

     For stockholders who own less than 100 shares of the Company, the Reverse Stock Split will result in such stockholders owning “odd lots” (i.e., lots of less than 100 shares) of Common Stock. Odd lot shares may be more difficult to sell, or may require a somewhat greater commission per share to sell, than shares in lots of 100. There can be no assurances that the Reverse Stock Split will not otherwise have a detrimental effect on the total value of the Company’s Common Stock.

Certificates and Mandatory Exchange

     In the event this Proposal 3 is approved, and if a Significant Transaction subsequently occurs and the Board of Directors thereafter determines to undertake a Reverse Stock Split, stockholders will be required to exchange their certificates representing shares of Common Stock held prior to the Reverse Stock Split for new certificates representing their shares after the Reverse Stock Split. Stockholders will be furnished the necessary materials and instructions to effect such exchange of certificates promptly following the effective date thereof by the Company’s transfer agent. Certificates representing shares of Common Stock before the Reverse Stock Split would not be transferred on the books and records of the Company until such certificates had been exchanged for certificates representing shares of Common Sock after the Reverse Stock Split. In the event any certificate representing Common Stock was not returned to the Company, any dividends that may be declared after the effective date of the Reverse Stock Split with respect to the Common Stock represented thereby would be withheld until such certificate had been properly presented for exchange, at which time all such withheld dividends which had not yet been paid to the public official pursuant to relevant abandoned property laws would be paid to the holder thereof or his designee, without interest.

     No action is required of stockholders regarding their stock certificates. This Proxy Statement is not a request or notice for stockholders to exchange their stock certificates.

Certain Federal Income Tax Consequences of the Reverse Stock Split

     The following description of federal income tax consequences of the Reverse Stock Split is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable Treasury Regulations issued thereunder, judicial authority and current administrative rulings and practices as of the date of this Proxy Statement. This summary does not take into account possible changes in such laws or interpretations, including amendments to the Code, applicable statutes, regulations and proposed regulations or changes in judicial or administrative rulings, some of which may have retroactive effect. This discussion should not be considered tax or investment advice, and the tax consequences of the Reverse Stock Split may not be the same for all stockholders. All stockholders desiring specification of the federal state, local and foreign tax consequences to them should consult their individual tax advisors.

     In the event of a Reverse Stock Split, a stockholder will not recognize taxable gain or loss on the receipt of new certificates in exchange for old certificates in the Reverse Stock Split. In the aggregate, the stockholder’s basis in the Common Stock represented by new certificates will equal his or her basis in the shares of Common Stock represented by old certificates exchanged therefor, and such stockholder’s holding period for the new certificates will include the holding period for the old certificates therefor, if the shares of Common Stock represented by such certificates are capital assets in the hands of such stockholder.

Recommendation of the Board of Directors

     Under the Company’s Articles of Incorporation and Delaware Law, this Proposal No. 3 to effect a decrease in the number of shares of the Company’s Common Stock by a Reverse Stock Split subject to the occurrence of a Significant Transaction and a future determination by the Board of Directors must be approved by the affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote at the Meeting.

The Board of Directors of the Company Recommends a Vote FOR this Proposal 3.

OTHER MATTERS

     The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies on the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

AVAILABLE INFORMATION

     As part of this Proxy Statement, the Company incorporates by reference the Company’s 2000 Omnibus Equity Incentive Plan affixed hereto marked Appendix A.

Dated: October ____, 2001

APPENDIX A

ADVANCED BIOTHERAPY, INC.

2000 OMNIBUS EQUITY INCENTIVE PLAN

ADVANCED BIOTHERAPY, INC.

2000 OMNIBUS EQUITY INCENTIVE PLAN

ARTICLE 1. INTRODUCTION.

     The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) and Stock Appreciation Rights. Terms defined herein shall have the meanings set forth in “Article 2 – Definitions.”

     The Plan shall be governed by, and construed in accordance with, the laws of the State of California.

ARTICLE 2. DEFINITIONS.

     2.1 “AFFILIATE” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than fifty percent (50%) of such entity.

     2.2 “AWARD” means any award of an Option, an SAR, a Restricted Share or a Stock Unit under the Plan.

     2.3 “BOARD” means the Company’s Board of Directors, as constituted from time to time.

     2.4 “CHANGE IN CONTROL” shall mean:

          a. The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity’s securities, entitled to vote generally in the election of directors and outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

          b. The sale, transfer or other disposition of all or substantially all of the Company’s assets, if more than fifty percent (50%) of the combined voting power of the acquiring entity’s securities, entitled to vote generally in the election of directors and outstanding immediately after such sale, transfer or other disposition is owned by persons who were not stockholders of the Company immediately prior to such sale, transfer or other disposition;

          c. A change in the composition of the Board, as a result of which fewer than fifty percent (50%) of the directors are continuing directors, where the term “continuing director” means at any date a member of the Board (i) who was a member of the Board on the date of the initial adoption of the Plan by the Board or (ii) who was nominated or elected subsequent to such date by (x) at least a majority of the directors who were continuing directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were continuing directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (ii) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

          d. Any transaction as a result of which any person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least thirty percent (30%) of the total voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”). For purposes of this Paragraph (d), the term “person” shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company. For purposes of this paragraph (d), the following acquisitions shall not constitute a Change in Control: (x) any acquisition directly from the Company of less than fifty percent (50%) of the Outstanding Company Voting Securities (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), or (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

     2.5 “CODE” means the Internal Revenue Code of 1986, as amended.

     2.6 “COMMITTEE” means a committee of the Board, as described in Article 21.

     2.7 “COMMON SHARE” means one share of the common stock of the Company.

     2.8 “COMPANY” means Advanced Biotherapy, Inc., a Delaware corporation.

     2.9 “CONSULTANT” means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term “Consultant” shall not include Outside Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in Section 4.1.

     2.10 “EMPLOYEE” means any person, including Officers and Directors, employed by the Company, a Parent, a Subsidiary or an Affiliate of the Company. Neither services as an Outside Director nor payment of a director’s fee by the Company shall alone be sufficient to constitute “employment” by the Company.

     2.11 “EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended.

     2.12 “EXERCISE PRICE,” in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

     2.13 “FAIR MARKET VALUE” means with respect to each Common Share the last reported sale price of the Company’s Common Shares sold on the principal national securities exchanges on which the Common Shares are at the time admitted to trading or listed, or, if there have been no sales of any such exchange on such day, the average of the highest bid and lowest ask price on such day as reported by the NASDAQ system, or any similar organization if the NASDAQ is no longer reporting such information, either (i) on the date which the notice of exercise is deemed to have been sent to the Company (the “Notice Date”) or (ii) over a period of five (5) trading days preceding the Notice Date, whichever of (i) or (ii) is greater. If on the date for which the current fair market value is to be determined, the Common Shares are not listed on any securities exchange or quoted on the NASDAQ system or the over-the-counter market, the current fair market value of Common Shares shall be the highest price per share which the Company could then obtain from a willing buyer (not a current employee or director) for Common Shares sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of the Company, unless prior to such date the Company has become subject to a binding agreement for a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the current fair market value of the Common Shares shall be deemed to be the value to be received by the holders of the Company’s Common Shares for each share thereof pursuant to the Company’s acquisition. Such determination shall be conclusive and binding on all persons.

     2.14 “ISO” means an incentive stock option described in Section 422(b) of the Code.

     2.15 “NSO” means a stock option not described in Sections 422 or 423 of the Code.

     2.16 “OPTION” means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

     2.17 “OPTIONEE” means an individual or estate who holds an Option or SAR.

     2.18 “OUTSIDE DIRECTOR” shall mean a member of the Board who is not an Employee. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Section 4.1.

     2.19 “PARENT” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

     2.20 “PARTICIPANT” means an individual or estate who holds an Award.

     2.21 “PLAN” means this Advanced Biotherapy, Inc. 2000 Omnibus Equity Incentive Plan, as amended from time to time.

     2.22 “RESTRICTED SHARE” means a Common Share awarded under the Plan, subject to the Restricted Stock Agreement.

     2.23 “RESTRICTED STOCK AGREEMENT” means the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share.

     2.24 “SAR” means a stock appreciation right granted under the Plan.

     2.25 “SAR AGREEMENT” means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

     2.26 “SERVICE PROVIDER” means any provider of services to the Company for which the individual or the individual’s employer or company is compensated, and includes employees, directors and consultants.

     2.27 “STOCK OPTION AGREEMENT” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

     2.28 “STOCK UNIT” means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

     2.29 “STOCK UNIT AGREEMENT” means the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

     2.30 “SUBSIDIARY” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

ARTICLE 3. SHARES AVAILABLE FOR GRANTS.

     3.1 BASIC LIMITATION. Common Shares issued pursuant to the Plan may be authorized but unissued shares or reacquired shares, bought on the market or otherwise. The aggregate number of Options, SARs, Stock Units and Restricted Shares awarded under the Plan shall not exceed (a) [Four Million (4,000,000)] Common Shares plus (b) the additional Common Shares described in Sections 3.2 and 3.3. The limitation of this Section 3.1 shall be subject to adjustment pursuant to Article 11.

     3.2 ANNUAL INCREASE IN SHARES. As of January 1 of each year, commencing with the year 2001, the aggregate number of Options, SARs, Stock Units and Restricted Shares that may be awarded under the Plan shall automatically increase by a number equal to the lesser of (a) two and one-half percent (2.5%) of the total number of Common Shares then outstanding or (b) [250,000] Common Shares. At no time shall (a) the total number of Common Shares issuable upon exercise of all outstanding Options and the total number of Common Shares provided for under any stock bonus or similar plan of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of applicable state law, rules and regulations, or (b) the amount of securities offered and sold under the Plan exceed the limitations provided in Rule 701 under the Securities Act of 1933, as amended.

     3.3 ADDITIONAL SHARES. If Restricted Shares or Common Shares issued upon the exercise of Options are forfeited, then such Common Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Common Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Common Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. The foregoing notwithstanding, the aggregate number of Common Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Shares or other Common Shares are forfeited.

     3.4 DIVIDEND EQUIVALENTS. Any dividend equivalents paid or credited under the Plan shall not be applied against the number of Restricted Shares, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.

ARTICLE 4. ELIGIBILITY.

     4.1 INCENTIVE STOCK OPTIONS. Only Employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO only when the requirements set forth in section 422(c)(6) of the Code are satisfied.

     4.2 OTHER GRANTS. Only Employees, Outside Directors and Consultants, or other Service providers that might be included later, shall be eligible for the grant of Restricted Shares, Stock Units, NSOs or SARs under the Plan.

     4.3 NONASSIGNABILITY. Except as otherwise specifically set forth in this Plan or as approved by the Committee, no Award or right granted to any person under the Plan shall be assignable or transferable other than by will or by the laws of descent and distribution, and all such Awards and rights shall be exercisable during the life of the Participant only by the Participant or the Participant’s legal representative.

     4.4 REQUIREMENT OF NOTIFICATION OF ELECTION UNDER SECTION 83(b) OF THE CODE. If a Participant, in connection with the acquisition of Common Shares under the Plan, is permitted under the terms of the Award agreement to make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Code Section 83(b) notwithstanding the continuing transfer restrictions) and the Participant makes such an election, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code Section 83(b).

     4.5 REQUIREMENT OF NOTIFICATION UPON DISQUALIFYING DISPOSITION UNDER SECTION 421(b) OF THE CODE. If any Participant shall make any disposition of Common Shares issued pursuant to the exercise of an incentive stock option under the circumstances described in Section 421(b) of the code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within 10 days thereof.

ARTICLE 5. OPTIONS.

     5.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee’s other compensation. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form described in Section 6.2.

     5.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 11.

     5.3 EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an ISO shall in no event be less than one hundred percent (100%) (one hundred ten percent (110%) in the case of any person who owns more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or any of its Subsidiaries) of the Fair Market Value of a Common Share on the date of grant and the Exercise Price under an NSO shall in no event be less than eighty-five percent (85%) of the Fair Market Value of a Common Share on the date of grant.

     5.4 EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable, which may include vesting requirements and/or performance criteria with respect to the Company and/or the Optionee, provided, however, that an Option granted to a non-officer Employee shall vest at least twenty percent (20%) of the grant per year. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed ten (10) years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited.

     5.5 MANNER OF EXERCISE. An Option shall be deemed exercised when the Company receives: (i) notice of exercise (in accordance with the Stock Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Common Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Stock Option Agreement. Common Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Common Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Common Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Common Shares are issued, except as provided in Article 11 of the Plan.

     Exercising an Option in any manner shall decrease the number of Common Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Common Shares as to which the Option is exercised.

     5.6 EFFECT ON OPTION OF DEATH OR OTHER TERMINATION OF EMPLOYMENT, DIRECTORSHIP OR CONSULTANCY.

          a. In the event of termination of the employment, directorship or consultancy (as applicable) of a Participant, including, without limitation, retirement other than (i) a termination for cause, or (ii) a termination by reason of disability as determined by the Board in accordance with applicable Company personnel policies (“Disability”) or death, the Participant may exercise his Option at any time within three (3) months after such termination, or such other time as the Board shall authorize, to the extent his Option was exercisable by him at the date of such termination, but in no event after the expiration of the term thereof; provided, however, that in no event shall such exercise right expire fewer than thirty (30) days after such termination. In the event of the termination of the employment, directorship or consultancy (as applicable) of a Participant that is for cause, any Option held by him, to the extent not theretofore exercised, shall forthwith terminate. Options shall not be affected by any change of employment, directorship or consultancy (as applicable) so long as the Participant continues to be an employee, director or consultant (as applicable) of the Company or a Subsidiary. The Stock Option Agreement may contain such provisions as the Board shall approve with reference to the effect of approved leaves of absence. “Termination for cause” shall include the meaning of that term as set forth in California Labor Code Sections 2924 and 2925 and case law related thereto and, in addition, shall include for cause termination under the terms of the Plan, any Stock Option Agreement and any employment agreement applicable to the person in question as well as voluntary termination on the part of the Participant without the prior written consent of the Company.

          b. In the event of the death or Disability of a Participant while he is employed by, engaged as a consultant to or serving as a director (as applicable) of the Company or a Subsidiary (or within three (3) months after termination thereof), such Option (unless it shall have been previously terminated pursuant to the provisions of clause (a) above) may be exercised (to the extent the Participant’s Option was exercisable at the date of death or Disability) by a beneficiary or beneficiaries of such Participant under the Participant’s will, or by his personal representatives or distributees or such Participant (as applicable), at any time within a period of six (6) months after his death or Disability, but not after the expiration of the term thereof; provided, however, that in no event shall such exercise right expire fewer than six (6) months after the date of termination of employment, consultancy or directorship (as applicable).

          c. No transfer of an Option by the Participant by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Board may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

     5.7 EFFECT OF CHANGE IN CONTROL. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company, subject to Section 11.1 below and subject to the following limitations:

          a. In the case of an ISO, the acceleration of exercisability shall not occur without the Optionee’s written consent.

          b. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a “pooling of interests” for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company’s independent accountants and such other party’s independent accountants separately determine in good faith that such acceleration would preclude the use of “pooling of interests” accounting.

     5.8 MODIFICATION OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of Common Shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations determined pursuant to the Option Agreement representing such Option.

     5.9 BUYOUT PROVISIONS. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

     5.10 COMPANY’S RIGHT OF FIRST REFUSAL. Before any Common Shares held by Optionee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Common Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

          a. Notice of Proposed Transfer. The Holder of the Common Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Common Shares; (ii) the name of each proposed purchaser or other transferee (the “Proposed Transferee”); (iii) the number of Common Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Common Shares (the “Offered Price”), and the Holder shall offer the Common Shares at the Offered Price to the Company or its assignee(s).

          b. Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Common Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

          c. Purchase Price. The purchase price (the “Purchase Price”) for the Common Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Company in good faith.

          d. Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash, by check, by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

          e. Holder’s Right to Transfer. If all of the Common Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Common Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Common Shares in the hands of such Proposed Transferee. If the Common Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Common Shares held by the Holder may be sold or otherwise transferred.

          f. Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Common Shares during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s immediate family or to trusts established, in whole or in part, for the benefit of the Optionee and/or one or more of such immediate family members shall be exempt from the provisions of this Section. For purposes of the Plan, (i) the term “immediate family” shall mean the Optionee’s spouse and issue (including adopted and stepchildren) and (ii) the phrase “immediate family members and trusts established in whole or in part for the benefit of the Optionee and/or one or more of such immediate family members” shall be further limited, if necessary, so that neither the transfer of an NSO to such immediate family member or trust, nor the ability of an Optionee to make such a transfer shall have adverse consequences to the Company or the Optionee by reason of Section 162(m) of the Code. In such case, the transferee or other recipient shall receive and hold the Common Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Common Shares except in accordance with the terms of this Section.

          g. Termination of Right of First Refusal. The Right of First Refusal shall terminate upon the earlier of (i) two (2) years after the date of issuance to the Optionee of such Common Shares or (ii) the date on which such Common Shares shall be registered pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     5.11 COMPANY’S RIGHT OF RECAPTURE. To the extent provided in the Restricted Stock Agreement, Stock Option Agreement, or Stock Unit Agreement, as applicable, if at any time within one (1) year after the date on which a Participant exercises an Option or SAR, or on which Restricted Shares vest, or which is the maturity date of Stock Units, or on which income is realized by a Participant in connection with any other stock-based Award (each of which events is a “realization event”), the Participant is terminated for cause (or, if still employed by the Company, engages in any activity that would constitute a basis for a termination for cause), then any gain realized by the Participant from the realization event shall be paid by the Participant to the Company upon notice from the Company. Such gain shall be determined on a gross basis, without reduction for any taxes incurred, as of the date of the realization event, without regard to any subsequent change in the Fair Market Value of a Common Share. The Company shall have the right to offset such gain against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

ARTICLE 6. PAYMENT FOR OPTION SHARES.

     6.1 GENERAL RULE. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased, except as follows:

          a. In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement.

The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6.

          b. In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

     6.2 SURRENDER OF STOCK. To the extent that this Section 6.2 is applicable, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Common Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

     6.3 NET EXERCISE. Instead of exercising the Option by paying the Exercise Price in cash, check or other appropriate consideration, the Optionee may elect to exercise the Option in whole or in part by receiving Common Shares equal to the value (as determined below) of the Option, or any part hereof, upon surrender of the Option at the principal office of the Company together with the notice of exercise annexed to the Stock Option Agreement in which event the Company shall issue to the Optionee a number of Common Shares computed using the following formula:

X=Y(A-B)
A

     Where X = the number of Common Shares to be issued to the Holder;

          Y = the number of Common Shares underlying the Option to be exercised;

          A = the current fair market value of one Common Share; and

          B = the Exercise Price of the Option.

     As used herein, current fair market value of Common Share shall mean with respect to each Common Share the last reported sale price of the Company’s Common Shares sold on the principal national securities exchanges on which the Common Shares are at the time admitted to trading or listed, or, if there have been no sales of any such exchange on such day, the average of the highest bid and lowest ask price on such day as reported by the National Association of Securities Dealers Automated Quotation system (“NASDAQ”), or any similar organization if the NASDAQ is no longer reporting such information, either (i) on the date which the notice of exercise is deemed to have been sent to the Company (the “Notice Date”) or (ii) over a period of five (5) trading days preceding the Notice Date, whichever of (i) or (ii) is greater. If on the date for which the current fair market value is to be determined, the Common Shares are not listed on any securities exchange or quoted on the NASDAQ system or the over-the-counter market, the current fair market value of Common Shares shall be the highest price per share which the Company could then obtain from a willing buyer (not a current employee or director) for Common Shares sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of the Company, unless prior to such date the Company has become subject to a binding agreement for a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the current fair market value of the Common Shares shall be deemed to be the value to be received by the holders of the Company’s Common Shares for each share thereof pursuant to the Company’s acquisition.

     6.4 EXERCISE/SALE. To the extent that this Section 6.4 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

     6.5 EXERCISE/PLEDGE. To the extent that this Section 6.5 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the Common Shares being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

     6.6 PROMISSORY NOTE. To the extent that this Section 6.6 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Common Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

     6.7 OTHER FORMS OF PAYMENT. To the extent that this Section 6.7 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

ARTICLE 7. OPTION GRANTS TO OUTSIDE DIRECTORS/AFFILIATES.

     The Committee may provide in its sole discretion that the NSOs that otherwise would be granted to an Outside Director under this Plan shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the service-related vesting and termination provisions pertaining to the NSOs shall be applied with regard to the service of the Outside Director.

ARTICLE 8. STOCK APPRECIATION RIGHTS.

     8.1 SAR AGREEMENT. Each grant of an SAR under the Plan shall be evidenced by an SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee’s other compensation.

     8.2 NUMBER OF SHARES. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 11.

     8.3 EXERCISE PRICE. Each SAR Agreement shall specify the Exercise Price. An SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

     8.4 EXERCISABILITY AND TERM. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. An SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

     8.5 EFFECT OF CHANGE IN CONTROL. The Committee may determine, at the time of granting an SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company, subject to Section 11.3 and subject to the following sentence. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a “pooling of interests” for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company’s independent accountants and such other party’s independent accountants separately determine in good faith that such acceleration would preclude the use of “pooling of interests” accounting.

     8.6 EXERCISE OF SARS. Upon exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when an SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.

     8.7 MODIFICATION OR ASSUMPTION OF SARS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of Common Shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

ARTICLE 9. RESTRICTED SHARES.

     9.1 RESTRICTED STOCK AGREEMENT. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

     9.2 PAYMENT FOR AWARDS. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents or past services rendered to the Company (or a Parent or Subsidiary), as the Committee may determine.

     9.3 VESTING CONDITIONS. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company, except as provided in the next following sentence. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a “pooling of interests” for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of vesting shall not occur to the extent that the Company’s independent accountants and such other party’s independent accountants separately determine in good faith that such acceleration would preclude the use of “pooling of interests” accounting.

     9.4 VOTING AND DIVIDEND RIGHTS. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

     9.5 REPURCHASE OPTION. Unless the Committee determines otherwise, the Restricted Stock Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with the Company for any reason (including death or disability). The purchase price for Common Shares repurchased pursuant to the Restricted Stock Agreement shall be the original purchase price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option for non-officer employees shall lapse at such rate as the Committee may determine, but at a minimum rate of twenty percent (20%) per year.

ARTICLE 10. STOCK UNITS.

     10.1 STOCK UNIT AGREEMENT. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.

     10.2 PAYMENT FOR AWARDS. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

     10.3 VESTING CONDITIONS. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company, subject to Section 11.3, and except as provided in the next following sentence. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a “pooling of interests” for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of vesting shall not occur to the extent that the Company’s independent accountants and such other party’s independent accountants separately determine in good faith that such acceleration would preclude the use of “pooling of interests” accounting.

     10.4 VOTING AND DIVIDEND RIGHTS. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both.

     Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

     10.5 FORM AND TIME OF SETTLEMENT OF STOCK UNITS. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 11.

     10.6 DEATH OF RECIPIENT. Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

     10.7 CREDITORS’ RIGHTS. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

ARTICLE 11. PROTECTION AGAINST DILUTION.

     11.1 ADJUSTMENTS. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

          a. The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Article 3;

          b. The limitations set forth in Sections 5.2 and 8.2;

          c. The number of NSOs to be granted to Outside Directors under Article 7;

          d. The number of Common Shares covered by each outstanding Option and SAR;

          e. The Exercise Price under each outstanding Option and SAR; or

          f. The number of Stock Units included in any prior Award which has not yet been settled.

Except as provided in this Article 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

     11.2 DISSOLUTION OR LIQUIDATION. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

     11.3 REORGANIZATIONS. In the event that the Company is a party to a merger, consolidation or other corporate reorganization, outstanding Awards shall be subject to the agreement of merger, consolidation or corporate reorganization, or subject to determination by the Board. Such agreement shall provide for one or more of the following events:

          a.. The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

          b. The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

          c. The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

          d. Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

          e. Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

Notwithstanding anything to the contrary herein, this Section 11.3 shall control in the event of a Change in Control.

ARTICLE 12. DEFERRAL OF AWARDS.

     The Committee, in its sole discretion, may permit or require a Participant to:

          a. Have cash that otherwise would be paid to such Participant as a result of the exercise of an SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

          b. Have Common Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

          c. Have Common Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such Common Shares as of the date when they otherwise would have been delivered to such Participant.

     A deferred compensation account established under this Article 12 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Article 12.

ARTICLE 13. AWARDS UNDER OTHER PLANS.

     The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

ARTICLE 14. PAYMENT OF DIRECTOR’S FEES IN SECURITIES.

     14.1 EFFECTIVE DATE. No provision of this Article 14 shall be effective unless and until the Board has determined to implement such provision.

     14.2 ELECTIONS TO RECEIVE NSOs, RESTRICTED SHARES OR STOCK UNITS. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Article 14 shall be filed with the Company on the prescribed form.

     14.3 NUMBER AND TERMS OF NSOs, RESTRICTED SHARES OR STOCK UNITS. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

ARTICLE 15. LIMITATION ON RIGHTS.

     15.1 RETENTION RIGHTS. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Company’s certificate of incorporation and by-laws and a written employment agreement (if any).

     15.2 STOCKHOLDERS’ RIGHTS. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

     15.3 CONDITIONS UPON ISSUANCE OF COMMON SHARES.

          a. LEGAL COMPLIANCE. Common Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Common Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act, as amended, the Exchange Act, the securities laws of applicable states, the rules and regulations promulgated thereunder, applicable laws, and the requirements of any stock exchange or quotation system upon which the Common Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          b. INVESTMENT REPRESENTATIONS RE: FEDERAL SECURITIES LAWS. The Common Shares underlying the Awards, as of the date the Plan was approved by the Board, have not been registered under the Securities Act. The Participant shall be required to represent that if Awards are exercised in whole or in part at a time when there is not in effect, under the Securities Act, a registration statement applicable to the Common Shares issuable upon exercise, then the purchase of such Common Shares shall be subject to obtaining such representation, warranties and covenants from the Participants as the Committee shall determine, including, without limitation:

               (i) INVESTMENT INTENT. Participant is acquiring the Common Shares for its own account, not as a nominee or agent, and not with a view to their resale or distribution and is prepared to hold the Common Shares for an indefinite period and has no present intention to sell, distribute, or grant any participating interests in the Common Shares. Participant acknowledges the Common Shares have not been registered under the Securities Act or the securities laws of any other state, province or country (collectively, with the 1933 Act, the “Securities Laws”), and that the Company is issuing the Common Shares to it in reliance on such representations.

               (ii) RESTRICTED SECURITIES. Participant confirms it has been informed that the Common Shares may not be resold or transferred unless such Common Shares are first registered under the applicable Securities Laws or unless an exemption from such registration is available.

               (iii) INVESTMENT EXPERIENCE. In connection with the investment representations made, Participant represents that it is able to fend for itself in the transactions contemplated by the Plan, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, has the ability to bear the economic risks of its investment, and has been furnished with and has had access to such information as is normally made available in the form of a registration statement, together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.

               (iv) DISPOSITION OF SHARES. Participant shall make no disposition of the Common Shares, unless and until:

                    (1) Participant shall have complied with all requirements of the Plan and any stock exchange on which such Common Shares (or any substituted securities) may be listed;

                    (2) Participant shall have notified the Company of the proposed disposition and furnished it with a written summary of the terms and conditions of the proposed disposition; and

                    (3) Participant shall have provided an opinion to the Company’s counsel (at its expense), in form and substance reasonably satisfactory to the Company, that (i) the proposed disposition does not require registration of the Common Shares under the applicable Securities Laws or (ii) all appropriate action necessary for compliance with the registration requirements of the applicable Securities Laws or of any exemption from registration available under the applicable Securities Laws has been taken.

ARTICLE 16. WITHHOLDING TAXES.

     16.1 GENERAL. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

     16.2 SHARE WITHHOLDING. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.

ARTICLE 17. FUTURE OF THE PLAN.

     17.1 TERM OF THE PLAN. The Plan, as set forth herein, shall become effective as of December 1, 2000. The Plan shall remain in effect until it is terminated under Section 17.2, except that no ISOs shall be granted on or after the 10th anniversary of the later of (a) the date when the Board adopted the Plan or (b) the date when the Board adopted the most recent increase in the number of Common Shares available under Article 3 which was approved by the Company’s stockholders.

     17.2 AMENDMENT OR TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan for any reason.

     17.3 STOCKHOLDER APPROVAL. The Company shall obtain stockholder approval of any Plan amendment to the extent required by applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Shares are listed or quoted. Such stockholder approval, if required shall be obtained in such a manner and to such a degree as is required by the applicable laws, rules or regulations.

     17.4 EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall materially impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company. For purposes of the Plan, any amendment, alteration, suspension or termination that is required to enable an Option designated as an Incentive Stock Option to qualify as a Nonqualified Stock Option or is necessary to comply with any applicable laws or government regulations, shall not be considered to materially impair any rights of the Optionee. For purposes of the Plan, any action of the Board or the Committee that alters or affects the tax treatment of any Award shall not be considered to materially impair any rights of the respective Participant.

ARTICLE 18. LIMITATION ON PARACHUTE PAYMENTS.

     18.1 SCOPE OF LIMITATION. This Article 18 shall apply to an Award unless the Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall not be subject to this Article 18. If this Article 18 applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.

     18.2 BASIC RULE. In the event that the independent auditors most recently selected by the Board (the “Auditors”) determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a “Payment”) would be nondeductible by the Company for federal income tax purposes because of the provisions concerning “excess parachute payments” in Section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Article 18, the “Reduced Amount” shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Section 280G of the Code.

     18.3 REDUCTION OF PAYMENTS. If the Auditors determine that any Payment would be nondeductible by the Company because of Section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Article 18, present value shall be determined in accordance with Section 280G(d)(4) of the Code. All determinations made by the Auditors under this Article 18 shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

     18.4 OVERPAYMENTS AND UNDERPAYMENTS. As a result of uncertainty in the application of Section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company that should not have been made (an “Overpayment”) or that additional Payments that will not have been made by the Company could have been made (an “Underpayment”), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount subject to taxation under Section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code.

     18.5 RELATED CORPORATIONS. For purposes of this Article 18, the term “Company” shall include affiliated corporations to the extent determined by the Auditors in accordance with Section 280G(d)(5) of the Code.

ARTICLE 19. INDEMNIFICATION.

     In addition to such other rights of indemnification as they may be entitled as members of the Board or officers or employees of the Company and any Parent or

Subsidiary or as a matter of law or otherwise, members of the Board and any officers or employees of the Company and any Parent or Subsidiary to whom authority to act for the Board is delegated shall be indemnified and held harmless, to the fullest extent permissible under applicable law, by the Company against all loss, expense, liability and cost, including, without limitation, reasonable attorneys’ fees, incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same before they undertake to handle or defend it on their own behalf.

     It is the Company’s intention that all expenses incurred in connection with the administration of the Plan shall be borne by the Company rather than any member of the Board.

ARTICLE 20. PROVISION OF INFORMATION.

     Each Participant will receive a copy of the Plan. At least annually, a copy of the Company’s annual financial statements for the just-completed fiscal year shall be made available to each Participant and purchaser of Common Shares upon exercise of an Award, subject, at the Company’s sole discretion, to the requirement that such Participant or purchaser, as applicable, execute a confidentiality agreement in form and substance satisfactory to the Company. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure them access to equivalent information.

ARTICLE 21. ADMINISTRATION.

     21.1 COMMITTEE COMPOSITION. The Plan shall be administered by the Board of Directors unless and until the Board delegates administration to a Committee, as provided herein. The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such decisions, not inconsistent with the provisions of the Plan, as may be made from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. In addition, the composition of the Committee shall satisfy:

          a. Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

          b. Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

In the absence of a Committee, all references in this Plan to the Committee shall mean and refer to the Board.

     21.2 POWERS OF THE BOARD. Subject to the provisions of the Plan, and, subject to the duties delegated by the Board to a Committee, the Board shall have plenary authority, in its discretion:

          a. to determine the Fair Market Value of the Common Stock, in accordance with Section 2 of the Plan;

          b. to select the Employees, Consultants and Outside Directors to whom Awards may be granted hereunder;

          c. to determine whether and to what extent Awards or any combination thereof are granted hereunder;

          d. to determine the number of Common Shares to be covered by each Award granted hereunder;

          e. to approve forms of agreement for use under the Plan;

          f. to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Awards or the Common Shares relating thereto, based in each case on such factors as the Board, in its sole discretion, shall determine;

          g. to construe and interpret the terms of the Plan;

          h. to prescribe, amend and rescind rules and regulations relating to the Plan;

          i. to determine whether and under what circumstances an Award may be settled in cash instead of Common Shares or Common Shares instead of cash;

          j. to reduce the exercise price of any Award;

          k. to modify or amend each Award (subject to Section 17 of the Plan);

          l. to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Board;

          m. to determine the terms and restrictions applicable to Awards and any Restricted Stock; and

          n. to make all other determinations deemed necessary or advisable for administering the Plan.

The Board’s determination on the foregoing matters and matters incidental thereto shall be conclusive. In exercising such authority, the Board need not treat all Awards in the same manner.

     21.3 COMMITTEE FOR NON-OFFICER GRANTS. The Board may also appoint a secondary committee of the Board, which shall be composed of one or more directors of the Company who need not satisfy the requirements of Section 21.1. Such secondary committee may administer the Plan with respect to Employees and Consultants who are not considered officers or directors of the Company under section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards. Within the limitations of this Section 21.3, any reference in the Plan to the Committee shall include such secondary committee.

ARTICLE 22. EXECUTION.

     To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this document in the name of the Company.

Advanced Biotherapy, Inc.

By:	/s/ Authorized Officer

ADVANCED BIOTHERAPY, INC.
2000 OMNIBUS EQUITY INCENTIVE PLAN

NOTICE OF GRANT

     Unless otherwise defined herein, the terms defined in the 2000 Omnibus Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Notice of Grant.

Name Address

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Stock Option Agreement, as follows:

Grant Number	XXX

Date of Grant	_____________ 2000

Vesting Commencement Date	_______________ 20xx

Exercise Price per Share	$xx.xx

Total Number of Shares Granted	xxx

Total Exercise Price	$xxxxxxxxx

Type of Option:	______ Incentive Stock Option

______ Nonstatutory Stock Option

Term/Expiration Date:	__________, 20xx

     Vesting Schedule:

     This Option may be exercised, in whole or in part, in accordance with the following schedule:

Number of Shares (Installment)	Date of Earliest Exercise (Vesting)

Termination Period:

     This Option may be exercised for six (6) months after termination of employment or consulting relationship as a result of the death or Disability of Optionee, but in no event later than the Term/Expiration Date as provided above. Upon termination of employment for any reason other than death or Disability, this Option may be exercised for three (3) months after termination of employment or consulting relationship, but in no event later than the Term/Expiration Date as provided above. Notwithstanding the foregoing, if Optionee shall be terminated “for cause” (as defined in Section 6 of the Option Agreement), this Option shall terminate automatically on the termination date.

Additional Terms/Acknowledgments:

     The Optionee acknowledges receipt of, and understands and agrees to, this Notice of Grant, the Stock Option Agreement and the Plan. Optionee further acknowledges that as of the date of grant set forth above, this Notice of Grant, the Stock Option Agreement and the Plan set forth the entire understanding between the Optionee and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject.

ADVANCED BIOTHERAPY, INC.,	OPTIONEE:
a Delaware corporation

By:

Title:	Printed Name:

Date:	Date Signed:

ADVANCED BIOTHERAPY, INC.
2000 OMNIBUS EQUITY INCENTIVE PLAN

OPTION AGREEMENT

     1. Grant of Option. Advanced Biotherapy, Inc. (the “Company”), hereby grants to the Optionee (the “Optionee”) named in the Notice of Grant, an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”) subject to the terms, definitions and provisions of the 2000 Omnibus Equity Incentive Plan (Common Stock) (the “Plan”) adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

          If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option (“NSO”).

     2. Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the provisions of Section 9 of the Plan as follows:

          (i) Right to Exercise.

               (A) This Option may not be exercised for a fraction of a Share.

               (B) In the event Optionee ceases to be a Service Provider, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitation contained in subsection 2(i)(c).

               (C) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

          (ii) Method of Exercise. This Option shall be exercisable by written Exercise Notice (in the form attached as Exhibit A, the terms and provisions of which are incorporated herein by reference) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

          No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange or national market system upon which the Common Stock is then listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3. Optionee’s Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

     4. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          (i) cash; or

          (ii) check; or

          (iii) surrender of other shares of Common Stock (or other equity securities) of the Company which (A) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

          (iv) to the extent authorized by the Company, delivery of a properly executed exercise notice together with such other documentation as the Company’s Board of Directors and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price; or

          (v) to the extent authorized by the Plan, delivery of a properly executed exercise notice together with such other documentation as the Company’s Board of Directors shall require to effect a “cashless exercise” of the Option.

     5. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal

Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     6. Termination of Relationship. In the event an Optionee ceases to be a Service Provider, Optionee may, to the extent otherwise so entitled at the date of such termination (the “Termination Date”), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate. Notwithstanding the foregoing, if Optionee is terminated “for cause” by the Company, any Subsidiary or any Parent, the Option shall automatically terminate on the Termination Date. For purposes of this Option Agreement, “for cause” shall mean:

          (i) with respect to employees or directors of the Company:

               (A) the failure or refusal by such person to perform his or her duties to the Company; or

               (B) such person’s willful disobedience of any orders or directives of the Board or any officers thereof acting under the authority thereof or such person’s deliberate interference with the compliance by other employees of the Company with any such orders or directives; or

               (C) the failure or refusal of such person to abide by or comply with the written policies, standard procedures or regulations of the Company; or

               (D) any willful or continued act or course of conduct by such person which the Board in good faith determines might reasonably be expected to have a material detrimental effect on the Company or the business, operations, affairs or financial position thereof; or

               (E) the committing by such person of any fraud, theft, embezzlement or other dishonest act against the Company; or

               (F) the determination by the Board, in good faith and in the exercise of reasonable discretion, that such person is not competent to perform his or her duties of employment; and

          (iii) with respect to consultants, any material breach of their consulting agreement with the Company, or the expiration or termination of their consulting agreement, or when they are no longer providing services to the Company for which they are being compensated.

     7. Disability of Optionee. Notwithstanding the provisions of Section 6 above, in the event an Optionee ceases to be a Service Provider as a result of his or her Disability, Optionee may, but only within six (6) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Notice of Grant) exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee is not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     8. Death of Optionee. In the event an Optionee ceases to be a Service Provider as a result of the death of Optionee, the Option may be exercised at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death. If such person does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     9. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     10. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option. The limitations set out in the Plan regarding Options designated as Incentive Stock Options and Options granted to more than ten percent (10%) shareholders shall apply to this Option.

     11. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (i) Exercise of an ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

          (ii) Exercise of an NSO. There may be a regular federal income tax liability upon the exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee, the Company will be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

          (iii) Disposition of Shares. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within such one-year period or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares.

          (iv) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

     12. Company’s Repurchase Right.

          (i) Grant of Repurchase Right. The Company is hereby granted the right (the “Repurchase Right”), exercisable at any time (a) during the ninety (90) day period following the Termination Date, or (b) during the ninety (90) day period following an exercise of the Option that occurs after the Termination Date, to repurchase all or any portion of the Shares.

          (ii) Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to each Optionee of the Shares prior to the expiration of the applicable ninety (90) day period specified above. The notice shall indicate the number of Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of notice. On the date on which the repurchase is to be effected, the Company and/or its assigns shall pay to the Optionee in cash or cash equivalents (including the cancellation of any purchase-money indebtedness) an amount equal to the greater of the Fair Market Value of the Shares on the Termination Date, if any, or the Exercise Price previously paid for the Shares which are to be repurchased from the Optionee. Upon such payment to the Optionee, or into escrow for the benefit of the Optionee, the Company and/or its assigns shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest thereon or related thereto, and the Company shall have the right to transfer to its own name or its assigns the number of Shares being repurchased, without further action by the Optionee.

          (iii) Assignment. Whenever the Company shall have the right to purchase Shares under this Repurchase Right, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations, to exercise all or a part of the Company’s Repurchase Right.

          (iv) Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Shares for which it is not timely exercised. In addition, the Repurchase Right shall terminate, and cease to be exercisable, with respect to all Shares upon the earliest to occur of: (A) the first date on which shares of Common Stock are held of record by more than five hundred persons; (B) a determination by the Board of Directors of the Company that a public market exists for the outstanding shares of Common Stock; or (C) the closing of an underwritten public offering of the Company’s Common Stock pursuant to an effective registration statement files with the Securities and Exchange Commission under the Securities Act, with respect to which there are gross proceeds to the Company of at least $5,000,000.

          (v) Additional Shares or Substituted Securities. In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class effected without the Company’s receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which is by reason of any such transaction distributed with respect to the Shares shall be immediately subject to the Repurchase Right, but only to the extent the Shares are at the time covered by such right. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Company’s capital structure.

          (vi) Certain Corporate Transactions. Immediately prior to the consummation of a transaction of the type described in Article 11 of the Plan, the Repurchase Right shall automatically lapse in its entirety, except to the extent the Repurchase Right is to be assigned to a successor corporation (or its Parent company) in connection with such transaction, the right shall apply to the new capital stock or other property (including cash paid other than as a regular cash dividend) received in exchange for the Shares in consummation of such transaction, but only to the extent the Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of such transaction upon the Company’s capital structure.

ADVANCED BIOTHERAPY, INC.

By:

[name, title]

     OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S 2000 OMNIBUS EQUITY INCENTIVE PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Company’s Board of Directors upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:

Optionee (signature)

Name (print)

Social Security Number

Residence Address:

CONSENT OF SPOUSE

     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of Advanced Biotherapy, Inc.’s granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned’s spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

Spouse of Optionee Printed Name Date

EXHIBIT A

ADVANCED BIOTHERAPY, INC.

2000 OMNIBUS EQUITY INCENTIVE PLAN

EXERCISE NOTICE

ADVANCED BIOTHERAPY, INC.
[ADDRESS]

Attention: Secretary

     1. Exercise of Option. Effective as of today,                     , 20     , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase                      shares of the Common Stock (the “Shares”) of ADVANCED BIOTHERAPY, INC. under and pursuant to the 2000 Omnibus Equity Incentive Plan, as amended (the “Plan”) and the [   ] Incentive [   ] Nonstatutory Stock Option Agreement dated                     , 20      (the “Stock Option Agreement”).

     2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Stock Option Agreement and agrees to abide by and be bound by their terms and conditions.

     3. Rights as Shareholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as may be provided in the Plan.

     Optionee shall enjoy rights as a shareholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal hereunder. Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

     4. Company’s Right of First Refusal. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

          (i) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (the “Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

          (ii) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

          (iii) Purchase Price. The purchase price (the “Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Company in good faith.

          (iv) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash, by check, by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

          (v) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          (vi) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s immediate family or to trusts established, in whole or in part, for the benefit of the Optionee and/or one or more of such Optionee’s immediate family members shall be exempt from the provisions of this Section. “Immediate Family” as used herein shall mean the Optionee’s spouse and issue (including adopted and stepchildren). In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

          (vii) Termination of Right of First Refusal. The Right of First Refusal shall terminate upon the earlier of (i) two (2) years after the date of issuance to the Optionee of such Common Shares or (ii) the date on which such Common Shares shall be registered pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933.

     5. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     6. Market Standoff Agreement. Each Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any Shares of the Company under the Securities Act, such Optionee shall not sell or otherwise transfer, pledge, hypothecate or otherwise decrease his market risk or beneficial ownership in any Shares or other securities of the Company during the 180-day period following the date of the final Prospectus contained in a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall only apply to the first registration statement of the Company to become effective under the Securities Act which includes securities to be sold on behalf of the Company to the general public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

     7. Restrictive Legends and Stop-Transfer Orders.

          (i) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below, or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws at the time of the issuance of the Shares:

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR THE ISSUER OF THE SHARES (THE “ISSUER”) HAS RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THE SHARES REPRESENTED HEREBY.

          (ii) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (iii) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     8. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     9. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Board of Directors (or Committee if applicable), which shall review such dispute promptly. The resolution of such a dispute by the Board of Directors (or Committee if applicable) shall be final and binding on the Company and on Optionee.

     10. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     11. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or three (3) days after deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     12. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     13. Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares.

     14. Entire Agreement. The Plan, the Notice of Grant, and the Stock Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Notice of Grant, the Stock Option Agreement and the Investment Representation Statement (if applicable) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Submitted by:		Accepted by:

OPTIONEE:	ADVANCED BIOTHERAPY, INC.

By:

(Signature)

Its:

(Social Security Number)

Address:	Address:

Date:	Date:

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:

COMPANY	:	ADVANCED BIOTHERAPY, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

          (i) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

          (ii) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under then applicable state or federal securities laws.

          (iii) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Exchange Act); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

     In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

          (iv) Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period of time as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the date of the final Prospectus included in a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall only apply to the first registration statement of the Company to become effective under the Securities Act which includes securities to be sold on behalf of the Company to the general public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

          (v) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A under the Securities Act, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

Date:

APPENDIX B

AUDIT COMMITTEE CHARTER

ADVANCED BIOTHERAPY, INC.

PURPOSE

     The primary purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) in fulfilling its responsibility to oversee management’s conduct of the Company’s financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company’s systems of internal accounting and financial controls, and the annual independent audit of the Company’s financial statements.

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The outside auditor is ultimately accountable to the Board and the Committee.

     The Committee shall review the adequacy of this Charter on an annual basis.

MEMBERSHIP

     The Committee shall be comprised of not less than three members of the Board, and the Committee’s composition will meet the requirements of the Audit Committee Policy of the NASD and any securities exchange upon which the common stock of the Company shall be listed. Accordingly, all of the members will be directors:

     1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

     2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

KEY RESPONSIBILITIES

     The Committee’s job is one of oversight and it recognizes that the Company’s management is responsible for preparing the Company’s financial statements and that

B-1

the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the outside auditor’s work.

     The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances:

1.	The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company’s Annual Report on Form l0-KSB (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-KSB) and review and consider with the outside auditors the matters required to be discussed by applicable statements of auditing standards.

2.	As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company’s interim financial results to be included in the Company’s quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by applicable statements of auditing standards; this review will occur prior to the Company’s filing of the Form 10-QSB.

3.	The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company’s internal controls.

4.	The Committee shall:

a.	request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with applicable statements of auditing standards

b.	discuss with the outside auditors any such disclosed relationship and their impact on the outside auditor’s independence; and

c.	recommend that the Board take appropriate action in response to the outside auditor’s report to satisfy itself of the auditor’s independence.

5.	The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

B-2

PROXY

ADVANCED BIOTHERAPY, INC.

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS

FOR AN ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 13, 2001

     The undersigned stockholder appoints Edmond Buccellato and Alexander L. Cappello, or either of them, as proxy with full power of substitution, to vote the shares of common stock of Advanced Biotherapy, Inc., a Delaware corporation (the “Company”), which the undersigned is entitled to vote at an Annual Meeting of Stockholders to be held at the Woodland Hills Marriott, 21850 Oxnard Street, Woodland Hills, California 91367 on December 13, 2001, at 2:00 p.m., local time, and at any adjournments thereof (the “Meeting”), upon matters properly coming before the meeting, as set forth in the Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, such proxy is instructed to vote as follows:

     THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS INDICATED ON THIS CARD AND AS SUCH PROXIES DEEM ADVISABLE WITH DISCRETIONARY AUTHORITY ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

1. To elect to the Board of Directors eight (8) directors to serve until the next Annual Meeting of Stockholders of the Company and until their successors are elected and qualified, or until death, resignation or removal.

     [   ] FOR all nominees listed herein (except as marked up to the contrary below).

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name listed below.)

SIMON SKURKOVICH, M.D.	BORIS SKURKOVICH, M.D.

LAWRENCE LOOMIS	EDMOND BUCCELLATO

LEONARD MILLSTEIN	ALEXANDER L. CAPPELLO

JOHN M. BENDHEIM	THOMAS J. PERNICE

2. To approve the adoption of the Company’s 2000 Omnibus Equity Incentive Plan.

     [   ]     FOR      [   ]     AGAINST      [   ]     ABSTAIN

3. To approve a reverse stock split in a range not to exceed a one-for-ten reverse split, i.e., at a ratio of at least 1:10, provided such reverse stock split shall not be adopted unless a Significant Transaction shall have occurred and the Board of Directors makes a determination within three (3) years after the Annual Meeting that such stock split is in the best interest of the Company’s stockholders, which transaction and determination have not occurred.

     [   ]     FOR      [   ]     AGAINST      [   ]     ABSTAIN

     In the discretion of the Board of Directors, the proxy is authorized to vote upon such other business as may properly come before the meeting.

DATED:

Signature

Signature of joint holder (if applicable)

Print Name(s)

(Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are jointly held, each holder must sign. If a corporation, please sign in full corporate name by President or other authorized officer and Secretary or other additional officer. If a partnership, trust or other entity, please sign in the partnership or trust or other entity name by an authorized person).

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE CHECK THE BOXES ABOVE AND, IF DESIRED, MARK ANY INDIVIDUAL DIRECTOR-NOMINEE’S NAME, SIGN, DATE AND RETURN THIS PROXY TO AMERICAN STOCK TRANSFER & TRUST CO., 40 WALL STREET, NEW YORK, NEW YORK 10005, ATTN: PROXY SERVICES, IN THE SELF-ADDRESSED ENVELOPE PROVIDED.

THE PERSONS NAMED IN THE ACCOMPANYING PROXY CARD ARE DIRECTORS OR OFFICERS OF THE COMPANY. A STOCKHOLDER HAS THE RIGHT TO APPOINT A PERSON OTHER THAN THE PERSON NAMED IN THE ENCLOSED PROXY CARD TO

ATTEND AND ACT FOR HIM ON HIS BEHALF AT THE MEETING. TO EXERCISE THIS RIGHT, A STOCKHOLDER SHALL STRIKE OUT THE NAMES OF THE PERSONS NAMED IN THE PROXY CARD AND INSERT THE NAME OF HIS OR HER NOMINEE IN THE BLANK SPACE PROVIDED, OR COMPLETE ANOTHER PROXY CARD. THE COMPLETED PROXY CARD SHOULD BE DEPOSITED WITH THE COMPANY’S TRANSFER AGENT, AMERICAN STOCK TRANSFER & TRUST CO., 40 WALL STREET, NEW YORK, NEW YORK 10005, AT LEAST 10 DAYS PRIOR TO THE MEETING OR DELIVERED TO THE COMPANY AT 6355 TOPANGA CANYON BOULEVARD, SUITE 510, WOODLAND HILLS CALIFORNIA 91367 AT LEAST 48 HOURS BEFORE THE TIME OF THE MEETING OR ANY ADJOURNMENT THEREOF. IN ADDITION, A STOCKHOLDER MAY REVOKE A PROXY PREVIOUSLY GIVEN BY ATTENDING THE ANNUAL MEETING IN PERSON AND VOTING.